Exhibit 99.2

Courageous Innovation Dedicated to Bringing Game - Changing Gene Therapies to Market and Working Even Harder to Provide Access to Patients Globally

2 This presentation contains forward - looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 , including, but not limited to, strategy, business plans and objectives for Ocugen’s clinical programs, plans and timelines for the preclinical and clini cal development of Ocugen’s product candidates, including the therapeutic potential, clinical benefits and safety thereof, expectations regarding timing, su ccess and data announcements of current ongoing preclinical and clinical trials, including the timing of enrollment and data readouts, the ability to init iat e new clinical programs, Ocugen’s financial condition and expected cash runway into the fourth quarter of 2026, statements regarding qualitative assessments of av ailable data, potential benefits, expectations for ongoing clinical trials, anticipated regulatory filings and anticipated development timelines, statem ents regarding potential market size and commercial possibilities of Ocugen’s product candidates, and Ocugen’s projections under its license agreement with Kwa ngdong Pharmaceutical Co., Ltd., which are subject to risks and uncertainties. We may, in some cases, use terms such as “predicts,” “believes,” “po ten tial,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that con vey uncertainty of future events or outcomes to identify these forward - looking statements. Such statements are subject to numerous important factors, risks, and unc ertainties that may cause actual events or results to differ materially from our current expectations, including, but not limited to, the risks that pr eli minary, interim and top - line clinical trial results may not be indicative of, and may differ from, final clinical data; that unfavorable new clinical trial data ma y e merge in ongoing clinical trials or through further analyses of existing clinical trial data; that earlier non - clinical and clinical data and testing of may not be predictive of the results or success of later clinical trials; and that that clinical trial data are subject to differing interpretations and assessments, includi ng by regulatory authorities. These and other risks and uncertainties are more fully described in our annual and periodic filings with the Securities and Exchange Co mmi ssion (SEC), including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that we file with the SEC. Any forward - looking statements that we make in this presentation speak only as of the date of this presentation. Except as required by law, we assume no obligati on to update forward - looking statements contained in this presentation whether as a result of new information, future events, or otherwise, after the date of this presentation. Forward Looking Statement Ocugen - Fourth Quarter & Full Year 2025 Business Update

3 Targeting Three Biologics License Applications (BLAs) in Three Years Pipeline Phase I Phase II Phase III Target BLA/ MAA * Submission Program 300, 000 (U.S. + EU) Gene - agnostic targeting >100 genes, broad indication ABCA4 - associated retinopathies caused by 1,200+ mutations Advanced dry age - related macular degeneration ( d AMD ) Phase 3 in Progress (Largest Orphan Gene Therapy Clinical Trial) Phase 2/3 Pivotal Confirmatory Clinical Trial in Progress Plan to Initiate Phase 3 in 2026 2026 2027 2028 100, 000 (U.S. + EU) 2 - 3 million (U.S. + EU) Retinitis Pigmentosa Stargardt Disease Geographic Atrophy OCU400 OCU410ST OCU410 Designations: RMAT 1 , ODD 2 , OMPD 3 & ATMP 4 Designation: ODD, RPDD 5 & OMPD Designation: ATMP 1 Regenerative Medicine Advanced Therapy (RMAT); 2 Orphan Drug Designation (ODD); 3 Orphan Medicinal Product Designation (OMPD); 4 Advance Therapy Medicinal Products (ATMP); 5 Rare Paediatric Disease Designation (RPDD); Rolling Submission * Market Authorization Application will follow BLA submission Ocugen - Fourth Quarter & Full Year 2025 Business Update

OCU400 Retinitis Pigmentosa (RP) Broad indication, gene - agnostic, targets 100+ genes

OCU400

First-in-Class Gene Therapy for Retinitis Pigmentosa

Retinitis Pigmentosa

Retinitis Pigmentosa (RP) is a group of rare, inherited retinal diseases caused by mutations in over 100 genes, leading to progressive vision loss and, in many cases, blindness.

1.6 million
globally suffer from RP

1
approved treatment available

Market Potential

U.S. + EU

298,000
Patients going untreated



2,000
Luxturna® only addresses one gene (RPE65)

$52M peak annual sales

OCU400

One product for all 100 genes delivered via a single, subretinal injection

Regulatory Milestones
(Anticipated)

2026
- Phase 3 trial enrollment complete —largest orphan gene therapy trial for RP
- Manufacturing process validation
- Rolling submission U.S. (BLA)

2027
- Phase 3 trial topline data —largest orphan gene therapy trial for RP
- BLA completed with MAA to follow

Designations

- FDA (RMAT + ODD)
- EMA (ATMP+ OMPD)

Recent Milestones

Completed Phase 3 trial enrollment

Positive long-term, 3-year Phase 1/2 durability data

Regenerative Medicine Advanced Therapy (RMAT); Orphan Drug Designation (ODD); Orphan Medicinal Product Designation (OMPD); EAP= Expanded Access Program

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OCU400

Phase 3 liMeliGhT Trial—Largest RP Data Set

Phase 3 Study Design

MTD

Determined in Phase 1/2

140 RP patients

2:1 ratio

2 Treatment Group

2.5×10^{10} vg per eye 250 µL

1 Control Group

No Treatment

Endpoints

Target Population

Early- to late-stage disease in broad RP population including pediatrics (3+ years)

Primary

12-month change in function vision assessed by LDNA*

Improvement in Lux Level in LDNA from baseline to 12 months

Secondary

Visual function improvement in treated eye vs. control eye

Assessed by **Low Luminance Visual Acuity (LLVA)**

Exploratory:

Patient Global Impression of Change (PGIC)

Top Genes Associated with RP


USH2A
23.8%
Other
39.7%
RHO
11.2%
RPGR/
XLRP
8.5%
EYS
6.5%
PRPH2
5.6%
RP1
4.7%

Patients with mutations in the following genes were enrolled in OCU400 Trial

RHO	XLRP (RPGR)	USH2A	EYS	RP1	PRPF31
PDE6A	NR2E3	ABCA4	RP2 (XLRP)	FAM161A	ADGRV1
PDE6B	SAG	TULP1	TRNT1	CWC27	IMPG2
PRPF3	BBS2	GNB3	CRB1	GPR179	PROM1
IMPDH1	RBP3	ESPN	MKS1	RP1L1	SNRNP200
PRPH2	NPHP3	CERKL	C2ORF71	ARL2BP	INPP5E

*LDNA= Luminance Dependent Navigation Assessment is a mobility test administered on a maze under different lux levels

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OCU410ST Stargardt Disease ABCA4 - associated retinopathies >1,200 mutations

OCU410ST

First-in-Class Gene Therapy for Stargardt Disease

Stargardt Disease

A rare IRD associated with 1,200+ mutations of the *ABCA4* gene

1 million
globally suffer from *ABCA4*-associated retinopathies

0
approved treatments available

Market Potential

U.S. + EU

100,000
Potential Patients

100%
of Patients going untreated

OCU410ST

For upregulation of networks of key genes improving the cell environment and survival with a single, subretinal injection

Regulatory Milestones

(Anticipated)

- **2025** Initiated pivotal Phase 2/3
- **2026** Complete enrollment; Interim analysis
- **2027** Topline Data, BLA submission

Designations

- FDA (RPDD + ODD)
- EMA (ATMP+ OMPD)

Advanced Therapeutic Medicinal Product (ATMP); Orphan Drug Designation (ODD); Orphan Medicinal Product Designation (OMPD)

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10 GARDian3 - Phase 2/3 Pivotal Confirmatory Trial OCU410ST Endpoints Trial Design Randomized 2:1 (N=51) DSMB 4 - week Data Reviews Functional improvement in vision vs. control eye Assessed by LLVA and BCVA EZ analysis (exploratory) Target Population Early - to late - stage disease population Including pediatrics ( 3 + years) 12 - month change in atrophic lesion size from baseline vs. control Measured in mm 2 by fundus autofluorescence (FAF) 34 Treatment Group 3 п 10 10 vg per eye in 200 µL 17 Control Group No Treatment First Second 17 17 All Subjects M TD Established in Phase 1 Primary Secondary Adaptive design with sample size re - estimation [Mid - 2026] Interim Analysis: 24 subjects complete 8 months post - OCU410ST (16 treated and 8 controls) DMC Interim - Data Analysis Ocugen - Fourth Quarter & Full Year 2025 Business Update

OCU410ST

Phase 1 GARDian1 Trial Demonstrated Clinically Meaningful Benefit




10
5
0
-5
-10
Mean ΔBCVA (ETDRS) from baseline (±SEM)
Treated Eyes
Untreated Eyes
Improvement1 from Baseline
Stabilization
Decrease from Baseline
N=6
Baseline
6 Months
12 Months


2.0
1.5
1.0
0.5
0.0
54% Reduction
Mean Change in Total Atrophy Area from Baseline (mm²) (±SEM)
N=6
12 Months

Nearly
1-line gain
In visual acuity compared to untreated eyes

Visual Function*
100%
Stabilized or Improved
compared to untreated eyes

Atrophic Lesion Growth*
54% slower
compared to untreated eyes

Improvement or Preservation in evaluable Treated Eyes
Preservation = -/+4 letters from Baseline, Improvement: ≥5 Letters from Baseline

No Serious Adverse Events Reported

*Khanani *et al.*, Nature Eye, January 10, 2026 (https://doi.org/10.1038/s41433-025-04202-5)

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OCU410ST

Why EZ?

What is Ellipsoid Zone (EZ)

- EZ is a hyperreflective band representing photoreceptor inner/outer segment junction
- Indicates photoreceptor health line OCT
- Biomarker for photoreceptor structural integrity and metabolic health
- EZ disruption precedes RPE loss and visible atrophy in GA and Stargardt disease

Structure-Function Correlation

- EZ loss predicts future visual acuity decline and impacts functional outcomes

Why it Matters: Early and Sensitive Detection

- EZ changes occur before visible RPE atrophy expansion in GA progression
- Enables earlier intervention and more sensitive treatment effect detection in GA and Stargardt
- Correlates to earlier functional therapeutic benefit (effect as early as 1 year) compared to other measures such as visual acuity (effect ≥ 2 years)

Proven Success in Recent Trials

- EZ metrics predicted treatment response in high-EZ/RPE ratio eyes as well as it is clinically meaningful
- EZ is established as clinically relevant AMD/GA endpoint


Parafoveal Area (PAA) (>1mm to ≤3mm)
CS (≤1mm diameter)

Normal/Intact Ellipsoid Zone

Source : Velaga et al., BMJ Open Ophthalmology 2021

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Data points at 12M (N=6, 3 Low Dose, 2 Med Dose, 1 High Dose) CFB= Change from Baseline, EZ preservation/restoration = ≤ +0.5 mm²/year For N=6 Subjects; 1 High dose subject with loss - to - follow up, 1 High dose subject with cataract and 1 Med dose subject with fove al detachment during surgery were not included in the analysis M12 -2 -1 0 1 2 E Z a r e a l o s s ( m m 2 ) M e a n ( ± S E M ) c h a n g e f r o m B L Treated Eye Untreated Fellow Eye • 116% relative decline in EZ loss rate with treatment • Untreated eyes show expected disease decline/atrophy 116% relative reduction in EZ in treated eyes vs. untreated eyes OCU410ST Treatment Provides Retinal Structural Preservation by Reducing EZ Loss & Photoreceptor Degeneration – Phase 1 GARDian Trial OCU410ST Ocugen - Fourth Quarter & Full Year 2025 Business Update 13

OCU410 Geographic Atrophy Advanced dry age - related macular degeneration ( dAMD )

OCU410

First-in-Class Gene Therapy for GA Patients

Geographic Atrophy

Geographic Atrophy (GA) is an advanced form of dry AMD. GA causes irreversible degeneration of retina cells in the macula, leading to loss of central vision.

~8 million

globally suffer from advanced dAMD

2

approved treatments available that address only 1 of the 4 pathways involved in disease progression

Market Size

U.S. + EU

2-3M

Patients

Approved Products in US

SYFOVRE® and IZERVAY®

>$1B combined annual sales

OCU410

Designed to address all four pathways associated with GA without 6-12 injections per year and related side effects

Regulatory Milestones

(Anticipated)

- **2026** Phase 2 full data release
- **2026** Initiate Phase 3
- **2027** Complete enrollment
- **2028** Topline data, BLA submission

Designations

EMA (ATMP)

Recent Milestone

Positive Preliminary 12-month Phase 2 data

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12 Months 0 1 2 3 4 G A L e s i o n A r e a ( m m 2 ) M e a n ( ± S E M ) c h a n g e f r o m B L Control Treatment (OCU410) -46% BL M6 M12 0 1 2 3 4 G A L e s i o n A r e a ( m m 2 ) M e a n ( ± S E M ) c h a n g e f r o m B L Control Treatment (OCU410) 46% Includes both foveal and subfoveal GA: geographic atrophy; Treated Eyes that received OCU410 Medium dose and OCU410 High Dose were combined for analysis Data points for Control, N=5; Treated Medium Dose, N=10; Treated High - Dose, N=8 Phase 2 — Treatment Demonstrates Reduction in GA Lesion Growth at 12 Months p=0.015 N=23 OCU410 Lesion Size 46% Reduction in treatment group compared to controls Disease Progression Slower Atrophy Growth compared to controls 16 Ocugen - Fourth Quarter & Full Year 2025 Business Update

OCU410

Phase 2—Demonstrates Superior Clinical Effects in GA Patients

Significant Lesion Size Reduction Compared to Control


Superior Efficacy in Slowing GA Progression
Percentage Reduction in GA Lesion Growth (Treatment vs Control)
60
50
40
30
20
10
0
12 M
46%
"Transforming GA Treatment Landscape"
24 M
22%
Approved therapies benchmark
OCU410
Approved Therapies with monthly injections[1]

Responder Rate to OCU410 Treatment


Proportion of Responders (%)
100%
80
60
40
20
10
0
78%
68%
50%
Up to 50% of patients achieved >50% lesion size reduction
>20
>30
>50
% Reduction in Lesion size (Treatment vs Control)
OCU410

Oaks and Derby Study reports are obtained from Heier e tal., 2023, PMID:37865470

[1] Data presented are based on package inserts of approved therapies. OCU410 remains investigational, and no head-to-head trials have been conducted.

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Similar GA Lesion Growth at 12 Months for Medium and High Dose for Lesion Size ≥7.5mm 2 at Baseline Includes both foveal and sub foveal GA: geographic atrophy, Data points for Control, N=3; Treated Medium Dose, N=5; Treated H igh - Dose, N=6 OCU410 Lesion Size 57% vs 56% lesion reduction in medium dose and high dose compared to controls Disease Progression Slower Lesion Growth in both dose groups compared to controls 18 No difference observed between doses Baseline 6M 12M 0 1 2 3 4 5 G A L e s i o n A r e a ( m m 2 ) M e a n ( ± S E M ) c h a n g e f r o m B L Control OCU410 - Medium Dose OCU410 - High Dose Timeline (Months) -57% -56% p= 0.04 p= 0.04 Ocugen - Fourth Quarter & Full Year 2025 Business Update

Phase 1 — Treatment Provides Retinal Structural Preservation by Reducing EZ Loss & Photoreceptor Degeneration 19 M=Months Data points at 12M (N=7, 3 Low Dose, 2 Med Dose, 2 High Dose) 1 High dose subject with loss - to - follow up, and 1 Med dose subject with foveal detachment during surgery were not included in th e analysis Preservation= reduction in the loss of EZ and EZ/RPE (photoreceptors) as a treatment outcome M12 0 1 2 3 4 5 6 E Z a r e a l o s s ( m m 2 ) M e a n ( ± S E M ) c h a n g e f r o m B L Treated Eyes Untreated Fellow Eyes OCU410 BLM12 BLM12 0.0 0.5 1.0 1.5 2.0 2.5 E Z / R P E a t r o p h y r a t i o M e a n ( ± S E M ) Treated Eye Untreated Fellow Eye EZ loss 60% slower compared to untreated fellow eyes EZ - RPE loss Reduced compared to untreated fellow eyes potential treatment effect Ocugen - Fourth Quarter & Full Year 2025 Business Update

20 Additional Programs Pipeline Progress & Strategic Updates OCU200 • Targeting diabetic macular edema (DME) • No serious adverse events or OCU200 - related AEs reported across dose - escalation cohorts to date • Enrollment on track for 1Q 2026 completion OCU500 • Inhaled vaccine (mucosal immunity) • NIAID to initiate Phase 1 trial in 2Q 2026 OrthoCellix • New wholly owned subsidiary for regenerative assets (e.g., NeoCart ) • Independent financing to maximize value for patients and Ocugen shareholders Ocugen - Fourth Quarter & Full Year 2025 Business Update

Executive Summary

Anticipated Near-Term Targeted Milestones


2026
2027
1Q
2Q
3Q
4Q
1Q
2Q
OCU400
RP
Initiate Rolling BLA Submission
Phase 3 Topline Data
BLA Completion
OCU410ST
Stargardt Disease
100% Enrollment Completion
Interim data
Phase 3 top line data
BLA Submission
OCU410
GA—Advanced dry AMD
Phase 2 Study Results
Initiate Phase 3

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22 Executive Summary Appointments to Executive Leadership Team Ocugen - Fourth Quarter & Full Year 2025 Business Update Abhi Gupta Executive Vice President, Commercial and Business Development Rita Johnson - Greene Chief Financial Officer Paul Staid Executive Vice President, Operations

Financial Update Three months ended December 31, 2025 Statement of Operations 2024 2025 $8.3 $10.7 Research and development expense 6.3 6.1 General and administrative expense (0.2) (1.2) Interest (expense) income, net $(13.9) $(17.7) Net loss $(0.05) $(0.06) Net loss per share of common stock — basic and diluted December 31, 2024 (audited) December 31, 2025 Balance Sheet Data $58.8 $18.9 Cash and restricted cash $28.7 $28.8 Debt 291,367,558 312,379,972 Shares outstanding Gross proceeds of $22.5 raised in Jan 2026 extends cash runway into Q4 2026 Expected conversion of warrants exercised by Janus Henderson for an additional gross proceeds of $30 million which will extend cash runway into 2Q 2027 Except as otherwise noted, all amounts are in millions, except per share amounts Ocugen - Fourth Quarter & Full Year 2025 Business Update 23

Questions & Answers

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